UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

HANCOCK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	01-36872 (Commission File Number)	64-0693170 (I.R.S. Employer Identification No.)

One Hancock Plaza 2510 14th Street Gulfport, Mississippi (Address of principal executive offices)	39501 (Zip Code)

(228) 868-4000
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                          Regulation FD Disclosure.
On March 28, 2016, Hancock Holding Company (the "Company") announced that it was updating its guidance on provision for credit losses for the first quarter of 2016 related to the impact of the prolonged energy cycle.  The Company's press release is incorporated herein by reference as Exhibit 99.1 to this report.

The information in Items 7.01 and 9.01 of this report is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.  None of the information available through the attached press release or the Company's Investor Relations site shall be deemed incorporated by reference herein.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Hancock Holding Company on March 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

March 28, 2016	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer

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